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                                      UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C.  20549


                                        FORM 8-K

                                     CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of Earliest Event Reported): JULY 15, 1997
                                                              -------------

                          YAMAHA MOTOR RECEIVABLES CORPORATION
                 ------------------------------------------------------
                 (Exact Name of Registrant as Specified in its Charter)
                      (Originator of the Yamaha Motor Master Trust)


     DELAWARE                 33-72806, 33-94784                 33-0592719
-----------------             --------------------           ------------------
  (State or Other               (Commission File             (I.R.S. Employer
   Jurisdiction                      Numbers)               Identification No.)
of Incorporation)


                              6555 KATELLA AVENUE
                               CYPRESS, CA 90630
                      ----------------------------------------
                      (Address of Principal Executive Offices)


        Registrant's Telephone Number, Including Area Code:  (714) 761-7500



                                   Page 1 of 4
                         Exhibit Index appears on Page 4



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Item 5.   OTHER EVENTS
          ------------
          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the JULY 15, 1997 Distribution Date for the Collection Period ending JUNE 30, 1997. A copy of such Monthly Servicer's Certificate is attached hereto as
Exhibit 5.1.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     YAMAHA MOTOR RECEIVABLES CORPORATION
                     ------------------------------------
                                  (Registrant)


Dated:  JULY 15, 1997                          By:    RUSSELL JURA
        -------------                                 -------------------
                                               Name:  Russell Jura
                                               Title: Assistant Secretary



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                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT                                                        METHOD OF
NUMBER                  EXHIBIT                                  FILING
-------                 --------                             --------------
 5.1        Monthly Servicer's Certificate                   Filed Herewith
            with respect to the JULY 15,1997
            Distribution Date for the Collection
            Period ending JUNE 30, 1997.



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